Exhibit 99.1

PROFICIENT AUTO LOGISTICS ANNOUNCES

PRICING OF $75 MILLION CONVERTIBLE BOND OFFERiNG

JACKSONVILLE, FLORIDA – August 11, 2026 – Proficient Auto Logistics, Inc. (NASDAQ: PAL) (the “Company” or “Proficient”), a leading provider of auto transportation and logistics services, today announced the pricing of its previously announced offering of $75.0 million aggregate principal amount of convertible senior notes due 2033 (the “notes”) in a private offering (the “offering”) to persons reasonably believed to be “qualified institutional buyers” in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The issuance and sale of the notes are expected to settle on August 13, 2026, subject to customary closing conditions.

The notes will be senior, unsecured obligations of Proficient and will accrue interest at a rate of 5.50% per annum, payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2027. The notes will mature on August 15, 2033, unless earlier repurchased, redeemed or converted. Before May 15, 2033, noteholders will have the right to convert their notes only upon the occurrence of certain events. From and after May 15, 2033, noteholders may convert their notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. Proficient will settle conversions by paying or delivering, as applicable, cash, shares of Proficient common stock or a combination of cash and shares of Proficient common stock, at Proficient’s election. The initial conversion ratio is 153.7870 common shares per $1,000 principal amount of notes, which represents an initial conversion price of approximately $6.50 per common share. The initial conversion price represents a premium of approximately 27.50% over the last reported sale price of $5.10 per common share on August 11, 2026. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Proficient’s option at any time, and from time to time, on or after August 15, 2030 and on or before the 60th scheduled trading day immediately before the maturity date, but only if the last reported sale price per common share exceeds 130% of the conversion price for a specified period of time and certain other conditions are satisfied. In addition, the notes will be redeemable, in whole and not in part, at Proficient’s option if (i) certain changes in tax law occur; or (ii) the principal amount of the notes outstanding is less than 10% of the aggregate principal amount of notes initially issued, in each case, subject to certain conditions. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If a “fundamental change” occurs, then, subject to a limited exception, Proficient will offer to repurchase the notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

Proficient estimates that the net proceeds from the offering will be approximately $71.4 million, after deducting Proficient’s estimated offering expenses. Proficient intends to use the net proceeds from the offering to refinance outstanding indebtedness and to pay the premiums with respect to the capped call transactions described below.

In connection with the pricing of the notes, Proficient entered into privately negotiated capped call transactions with certain financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to Proficient’s common stock upon any conversion of the notes, and/or offset any potential cash payments Proficient is required to make in excess of the principal amount of such converted notes, as the case may be, with such reduction and/or offset subject to a cap based on the cap price. The cap price of the capped call transactions will initially be $8.93 per share, and is subject to certain adjustments under the terms of the capped call transactions. Unless terminated early or extended, the capped call transactions are expected to expire over a period of trading days beginning on May 18, 2033.

Proficient has been advised that, in connection with establishing its initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Proficient common stock and/or enter into various derivative transactions with respect to Proficient’s common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Proficient’s common stock or the notes at that time.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by selling or purchasing Proficient’s common stock or other securities of Proficient in secondary market transactions and/or entering into or unwinding various derivatives with respect to Proficient’s common stock following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) on each exercise date for the capped call transactions, which are expected to occur on each trading day during the 60 trading day period beginning on May 18, 2033 and (y) following any early conversion of the notes, any repurchase of the notes by Proficient on any fundamental change repurchase date, any redemption date or may do so on any other date on which the notes are repurchased by Proficient). This activity could also cause or avoid a decrease or increase in the market price of Proficient’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following conversion or during any observation period related to a conversion of the notes, it could affect the number of shares and/or value of the consideration that noteholders will receive upon conversion of the notes.

The notes and the common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the notes or any shares of common stock potentially issuable upon conversion of the notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

About Proficient Auto Logistics – Headquartered in Jacksonville, Florida, Proficient Auto Logistics (NASDAQ: PAL) is the leading specialized freight company focused on providing auto transportation and logistics services. Through the combination of nine industry-leading operating companies, including four since IPO debut May 2024, PAL operates the largest auto transportation fleet in North America, offering a broad range of services primarily focused on transporting finished vehicles from automotive production facilities, marine ports of entry, and regional rail yards to auto dealerships around North America. For more information, visit www.proficientautologistics.com.

Investor Relations:

Brad Wright
Chief Financial Officer and Secretary
Phone: 904-506-4317
Email: Investor.relations@proautologistics.com

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to possible or assume future results of our business, financial condition, results of operations, liquidity, plans and objectives. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions. We have based these forward-looking statements largely on our current expectations and projections regarding future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2026 (the “Annual Report”), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Forward-looking statements contained in this press release include, but are not limited to, statements regarding: those related to the offering of the notes and the use of proceeds therefrom and the capped call transactions; the satisfaction of the conditions to the closing of the proposed transaction in a timely manner; expectations related to synergies, capacity, units moved, geographic footprint and combined company performance; costs related to, and the inability to recognize the anticipated benefits of the acquisition of H&A; risks related to the business of H&A and unexpected liabilities that may arise in connection with the integration of H&A into our business, including our ability to apply our procedures regarding internal controls over financial reporting to H&A; the risk that disruptions from the acquisition will harm our business, including current plans and operations; the diversion of management’s time and attention from ordinary course business operations to integration of H&A; potential adverse reactions or changes to business relationships resulting from the acquisition of H&A; the outcome of any legal proceedings that may be instituted against the Company in connection with our acquisition of H&A; our expectations regarding our future performance, results of operations, and our ability to improve our leverage position and balance sheet; the economic conditions in the global markets in which we operate; expectations and impact related to fuel price volatility; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and customer preferences, and achieve the anticipated benefits and associated cost savings of such strategies and actions; our ability to recruit and retain qualified driving associates, independent contractors and third-party auto transportation and logistics companies; an increase in the frequency or severity of accidents or other claims; our expectations regarding the successful implementation of our acquisitions; geopolitical developments and additional changes in international trade policies and relations; the effect of any international conflicts or terrorist activities on the United States and global economies in general, the transportation industry, or us in particular, and what effects these events will have on our costs and the demand for our services; our ability to manage our network capacity and cost structure for capital expenditures and operating expenses, and match it to shifting and future customer volume levels; our ability to compete effectively against current and future competitors; our ability to maintain our profitability despite quarterly fluctuations in our results, whether due to seasonality, large cyclical events, or other causes; our ability to adapt to and address changes to the capacity environment, driver compensation and market pricing; our future financial and operating results; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; and the sufficiency of our existing cash to fund our future operating expenses and capital expenditure requirements.

The forward-looking statements made in this document relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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